SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       May 27, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
                (as depositor under the Sale and Servicing
            Agreement, dated as of February 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage Home Loan Owner Trust 1997-1).

          (Exact name of registrant as specified in its charter)



              Delaware              333-29381          41-1869301
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage Home Loan Owner
              Trust 1997-1, a Trust created pursuant to the Sale and Servicing Agreement, dated February 1, 1997, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 27, 1997. The
              Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
              (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due March 25, 2023.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date May 27, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co    $811,001.59   $524,993.18   $83,937,385.80

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated May 27, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-May-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  21894782.39   811001.59   119873.93     930875.52 21083780.80
 A-2  25950000.00        0.00   145968.75     145968.75 25950000.00
 A-3  10300000.00        0.00    59568.33      59568.33 10300000.00
 A-4  26603605.00        0.00   162503.69     162503.69 26603605.00
  S   88988356.19          NA    37078.48      37078.48 88593480.84
  R            NA        0.00        0.00          0.00        0.00

Total 84748387.39   811001.59   524993.18    1335994.77 83937385.80


           AMOUNTS PER $1,000 UNIT                       PASS THROUGH RATES

                                              Ending      Original    Current
       Principal    Interest     Total     Certificate  Pass-ThroughPass-Through
ClassDistribution DistributionDistribution   Balance      Int Rate    Int Rate

 A-1  34.80693519  5.14480386 39.95173906   904.8832961      6.5700%     6.5700%
 A-2   0.00000000  5.62500000  5.62500000  1000.0000000      6.7500%     6.7500%
 A-3   0.00000000  5.78333301  5.78333301  1000.0000000      6.9400%     6.9400%
 A-4   0.00000000  6.10833344  6.10833344  1000.0000000      7.3300%     7.3300%
  S            NA  0.41337655  0.41337655   987.7014225      0.5000%     0.5000%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated February 1, 1997

i) Interest from Mortgagors / Master Servicer                        1052598.75
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                     1052598.75

   Principal Collections (Regular Installments)                       124111.63
   Principal Collections (Curtailments and Paid in Fulls)             270763.72
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      394875.35
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 1447474.10
Collected Amount                                                           0.00
Insured Payments                                                     1447474.10
Amount Available                                                           0.00
                                                                     1447474.10

ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          88988356.19
     less: Principal Collections (non-Defaulted Loans)                394875.35
     Ending Aggregate Principal Balance                             88593480.84
     less: Balance of Defaulted Loans                                      0.00
     Balance after the reduction of the Balance of Defaulted Loans  88593480.84


                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.9396902  0.90488330
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     487914.70   487914.70        0.00
Principal Distributable Amount       0.00     394875.35   394875.35        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   416126.24   416126.24        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    416126.24
     Distributable Excess Spread                                      416126.24

vi)  FHA Premium Account Deposit                                        5726.92
  Servicer Fee                                                         74156.96
  Master Servicer Fee                                                   5932.56
  Owner Trustee Fee                                                        0.00
  Master Servicer Reimbursement                                            0.00
  Indenture Trustee Fee                                                 2780.89
  Premium                                                              22882.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 0.2938%
        60+ Delinquency Percentage (Rolling Three Month)                 0.0696%
        Annual Default Percentage (Three Month Average)                  0.0000%
        Cumulative Default Percentage                                    0.0000%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          6592701.72
         Overcollateralization Amount (before distributions)         4239968.80
         Overcollateralization Amount (after distributions)          4656095.04


ix)  Default Information:
                                                          Current    Cumulative
Principal Balance of Defaulted Home Loans                      0.00        0.00
Prin Balance of Credit Support Multiple Defaulted Loans        0.00        0.00
Unpaid Int on Credit Support Multiple Defaulted Loans          0.00        0.00

x)   FHA Insurance Information:
         Trust Designated Insurance Amount  (at the Cut-off Date)    2194698.00

                     Number      Number      Balance      Balance
                    Current    Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00        0.00
    Claims Pending          0 NA                   0.00 NA
    Claims Paid             0           0          0.00        0.00

xi)   Distributions to the Residual Interest Instrument:       0.00


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By /s/ Lynn Steiner
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        May 31, 1997